CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Travelers Series Fund Inc. –	Travelers Series Fund Inc. -
Smith Barney Large Cap Value Portfolio	Smith Barney Large Cap Value Portfolio

/s/ R. JAY GERKEN	/s/ JAMES M. GIALLANZA
R. Jay Gerken	James M. Giallanza

Date: January 6, 2006	Date: January 6, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – Smith Barney Large Capitalization Growth Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Travelers Series Fund Inc. –	Travelers Series Fund Inc. -
Smith Barney Large Capitalization	Smith Barney Large Capitalization
Growth Portfolio	Growth Portfolio

/s/ R. JAY GERKEN	/s/ JAMES M. GIALLANZA
R. Jay Gerken	James M. Giallanza

Date: January 6, 2006	Date: January 6, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – Smith Barney Mid Cap Core Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Travelers Series Fund Inc. –	Travelers Series Fund Inc. -
Smith Barney Mid Cap Core Portfolio	Smith Barney Mid Cap Core Portfolio

/s/ R. JAY GERKEN	/s/ JAMES M. GIALLANZA
R. Jay Gerken	James M. Giallanza

Date: January 6, 2006	Date: January 6, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – Smith Barney Aggressive Growth Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Travelers Series Fund Inc. –	Travelers Series Fund Inc. -
Smith Barney Aggressive Growth Portfolio	Smith Barney Aggressive Growth Portfolio

/s/ R. JAY GERKEN	/s/ JAMES M. GIALLANZA
R. Jay Gerken	James M. Giallanza

Date: January 6, 2006	Date: January 6, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – Smith Barney International All Cap Growth Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Travelers Series Fund Inc. –	Travelers Series Fund Inc. -
Smith Barney International All Cap	Smith Barney International All Cap
Growth Portfolio	Growth Portfolio

/s/ R. JAY GERKEN	/s/ JAMES M. GIALLANZA
R. Jay Gerken	James M. Giallanza

Date: January 6, 2006	Date: January 6, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.